As Filed With The Securities And Exchange Commission
May 5, 2004

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.                   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Waypoint Financial Corp.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Waypoint Financial Corp. and of Sovereign Bancorp, Inc., pending consummation of the merger of Seacoast Financial Services Corporation with and into Sovereign and the merger of Waypoint with and into Sovereign, that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the following: (1) the respective businesses of Seacoast and Waypoint may not be combined successfully with Sovereign’s businesses, or such combinations may take longer to accomplish than expected; (2) expected cost savings from each of the mergers cannot be fully realized or realized within the expected timeframes; (3) operating costs, customer loss and business disruption following the mergers, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of each of the mergers may not be obtained, or adverse regulatory conditions may be imposed in connection with government approvals of the mergers, (5) the stockholders of Seacoast may fail to approve the merger of Seacoast with and into Sovereign and the shareholders of Waypoint may fail to approve the merger of Waypoint with and into Sovereign; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may adversely impact the expected financial benefits of the mergers, and compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competitive pressures from other financial service companies in Seacoast’s, Waypoint’s and Sovereign’s markets may increase significantly; and (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Other factors that may cause actual results to differ from forward-looking statements are described in Waypoint’s filings with the Securities and Exchange Commission. Waypoint does not undertake or intend to update any forward-looking statements.

Sovereign and Waypoint will be filing documents concerning the merger with the Securities and Exchange Commission, including a registration statement on Form S-4 containing a prospectus/proxy statement which will be distributed to shareholders of Waypoint. Investors are urged to read the registration statement and the proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Sovereign and Waypoint, free of charge on the SEC’s Internet site (http://www.sec.gov). In addition, documents filed by Sovereign with the SEC, including filings that will be incorporated by reference in the prospectus/proxy statement, can be obtained, without charge, by directing a request to Sovereign Bancorp, Inc., Investor Relations, 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610 (Tel: 610-988-0300). In addition, documents filed by Waypoint with the SEC, including filings that will be incorporated by reference in the prospectus/proxy statement, can be obtained, without charge, by directing a request to Waypoint Financial Corp., 235 North Second Street, Harrisburg, Pennsylvania 17101, Attn: Richard C. Ruben, Executive Vice President and Corporate Secretary (Tel: 717-236-4041). Directors and executive officers of Waypoint may be deemed to be participants in the solicitation of proxies from the shareholders of Waypoint in connection with the merger. Information about the directors and executive officers of Waypoint and their ownership of Waypoint common stock is set forth in Waypoint’s proxy statement for its 2004 annual meeting of shareholders, as filed with the SEC on April 20, 2004. Additional information regarding the interests of those participants may be obtained by reading the prospectus/proxy statement regarding the proposed merger transaction when it becomes available. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

THE FOLLOWING IS A SERIES OF SLIDES THAT WERE USED BY ANDREW SAMUEL, SENIOR EXECUTIVE VICE PRESIDENT OF WAYPOINT, TO DISCUSS THE SOVEREIGN ACQUISITION OF WAYPOINT AT AN ANALYST & INVESTOR MEETING HELD BY SOVEREIGN AT THE NEW YORK STOCK EXCHANGE ON WEDNESDAY, MAY 5, 2004.

Why Did Sovereign Make the Waypoint Acquisition? A Report from Waypoint. Andrew Samuel Chief Banking Officer, Waypoint Financial Corp.

Waypoint Financial Corp. Formed in 2000 through the merger of two financial institutions Over $5 billion in assets Attractive market location Strong market share 67 locations; 1,000 employees

Waypoint Core Markets Served York York 33.1 Dauphin 27.4 Cumberland 16.9 Lancaster 9.4 Lebanon 3.8 Franklin 1.7 Washington 6.1 Harford 1.3 Baltimore 0.3

Waypoint Market Demographics Market Size (deposits - $ billions) Market Growth (number of households - 2003-2008) Market Wealth (household income) Dauphin $ 4.0 Cumberland $ 3.2 York $ 5.3 Lancaster $ 7.1 Dauphin $ 46,100 Cumberland $ 50,800 York $ 49,300 Lancaster $ 49,500 Total PA $ 44,200 Dauphin 1.7 % Cumberland 2.6 % York 4.8 % Lancaster 3.7 % Total PA 1.0%

Waypoint Market Position York York 33.1 Dauphin 27.4 Cumberland 16.9 Lancaster 9.4 Lebanon 3.8 Franklin 1.7 Washington 6.1 Harford 1.3 Baltimore 0.3 County County # Branches $ Deposits Rank Share Dauphin 9 $ 724 1 18% Cumberland 12 447 3 14% York 19 875 2 17% Lancaster* 17 431 6 6% Lebanon 3 100 6 7% Franklin 2 44 7 3% Total PA 62 $2,621 Washington (MD) 4 $160 5 10% Harford (MD) 2 35 16 2% Source: SNL Financial: total deposits - June 30, 2003 * Pro forma including 8 offices and $183 million of Sovereign deposits in Lancaster County.

Waypoint Commercial Market Diverse, stable market area Attractive business location State government, trade associations and non-profits Market opportunities due to bank acquisitions

Regional Presidents Run Local Markets Five regions (4 Pennsylvania and 1 Maryland) All business lines report to Regional President Regional Presidents: Aggressive, focused, passionate about their communities Strong relationship building skills Solid people and leadership skills Seasoned commercial bankers

Waypoint Regional Presidents Banking Experience Region Years Banks Capital 16 Fulton York 19 First Union, CoreStates Lancaster 29 PNC, Meridian, Mellon Potomac 19 M & T, Keystone, First United Centre 27 PNC Credit 30 CoreStates, Fidelity, PNC, OCC

Waypoint Loan Mix - Commercial Bank-Like 12/31/2000 Commercial 24.6 Retail 23.3 Res Mortgage 52.1 3/31/2004 Commercial 1149388 Retail 940105 Res Mortgage 347840 Commercial Loans Consumer Loans Residential Mortgages

Waypoint Deposit Mix Offers Further Opportunity 12/31/2000 Transaction 298.532 Other Core 693.049 Time 1634.139 3/31/2004 Transaction 694314 Other Core 647981 Time 1363492 Checking Other Core Time

Waypoint Account Fees 2001 2002 2003 2004 $ Millions 11.6 12.965 15.605 19.5 % Growth 12.1 20 25 % Change Fees - $ mm

Waypoint Fees Per Checking Account 12/1/2000 12/1/2001 12/1/2002 12/1/2003 SOV Dec-03 $ 113.3 128.88 141.64 156.47 184.48

Waypoint Highlights 31 branches updated or relocated in last three years (48%) 49 branch managers new in last two years (76%) 112 licensed investment representatives Commercial loans up 19% annually last five years (20% 1Q'04) Excellent asset quality metrics 31% growth in core deposits (2002 to 2003)

Waypoint Highlights Rapid revenue growth in two high margin businesses Benefits Consulting and Investment Services Up 20% to $4.9 million Deposit growth in specialty business lines Government, non-profits and trade associations Up 300% to $90 million (two years)

Sovereign Opportunity: Timing is Perfect Waypoint management team is set to run the region Waypoint has already performed the "heavy lifting" - the company is poised for growth Leveraging of Sovereign's products and services will accelerate Waypoint's revenues Cultural compatibility is very strong; shared vision and mission

Waypoint Financial Sovereign Bancorp Pro Forma Branch Map